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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) DECEMBER 5, 2002



                             THE UNIMARK GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


         0-26096                                         75-2436543
 (Commission File Number)                    (IRS Employer Identification No.)


               UNIMARK HOUSE
              124 MCMAKIN ROAD
              BARTONVILLE, TEXAS                            76226
   (Address of Principal Executive Offices)               (Zip Code)



                                 (817) 491-2992
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a press release disclosing the resignation of David E. Ziegler as a Director of the Company and the appointment by the Company's Board of Directors of Eduardo Beruff and C. Jackson Pfeffer to serve until the next annual meeting of shareholders.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

             99.1    Press Release, dated December 10, 2002

             99.2    Resignation of David E. Ziegler



                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            THE UNIMARK GROUP, INC.
                                        --------------------------------
                                                  (Registrant)


Date: December 10, 2002                 /s/ David E. Ziegler
                                        --------------------------------
                                        David E. Ziegler
                                        Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER
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

99.1     Press Release, dated December 10, 2002
99.2     Resignation of David E. Ziegler
